                                                                    EXHIBIT 99.6

CASE NAME:        DCM DELAWARE, INC.                               ACCRUAL BASIS

CASE NUMBER:      401-40787-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                          TREASURER
-----------------------------------------                  ---------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                             MAY 30, 2002
-----------------------------------------                  ---------------------
Printed Name of Responsible Party                                  Date


PREPARER:

/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
-----------------------------------------                  ---------------------
Original Signature of Preparer                                    Title

DENNIS S. FAULKNER                                             MAY 30, 2002
-----------------------------------------                  ---------------------
Printed Name of Preparer                                           Date

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:      401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED            MONTH
ASSETS                                                                AMOUNT             APR-02             MONTH           MONTH
------                                                              -----------        -----------       -----------     -----------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                                0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)
9.  Total Current Assets                                                      0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                           0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                          0                  0
15. Other (Attach List)                                                       0                  0
16. Total Assets                                                              0                  0

POST PETITION LIABILITIES

17. Accounts Payable                                                                           393
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities                                                            393

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                          75,885,064         13,768,129
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                             128,928,814        128,930,100
28. Total Pre Petition Liabilities                                  204,813,878        142,698,229
29. Total Liabilities                                               204,813,878        142,698,622

EQUITY

30. Pre Petition Owners' Equity                                                       (204,813,878)
31. Post Petition Cumulative Profit Or (Loss)                                               (1,576)
32. Direct Charges To Equity (Footnote)                                                 62,116,832
33. Total Equity                                                                      (142,698,622)
34. Total Liabilities and Equity                                                                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                             SUPPLEMENT TO

CASE NUMBER:      401-40787-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED            MONTH
ASSETS                                                                 AMOUNT            APR-02            MONTH            MONTH
------                                                              -----------        -----------       --------          -------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                                   0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                                        0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                                                  0                  0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                                            0

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                                        428,814            430,100
B.  10 3/8% Senior Sub. Notes                                       105,000,000        105,000,000
C.  Sr. Sub Exchangeable Notes                                       23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                               128,928,814        128,930,100

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:      401-40787-BJH-11


INCOME STATEMENT
                                                                       MONTH                                               QUARTER
REVENUES                                                              APR-02              MONTH             MONTH           TOTAL
------                                                              -----------          -------           -------         --------
1.  Gross Revenues                                                                                                                 0
2.  Less: Returns & Discounts                                                                                                      0
3.  Net Revenue                                                               0                                                    0

COST OF GOODS SOLD

4.  Material                                                                                                                       0
5.  Direct Labor                                                                                                                   0
6.  Direct Overhead                                                                                                                0
7.  Total Cost Of Goods Sold                                                  0                                                    0
8.  Gross Profit                                                              0                                                    0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                                 0
10. Selling & Marketing                                                                                                            0
11. General & Administrative                                                                                                       0
12. Rent & Lease                                                                                                                   0
13. Other (Attach List)                                                                                                            0
14. Total Operating Expenses                                                  0                                                    0
15. Income Before Non-Operating
    Income & Expense                                                          0                                                    0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                                0
17. Non-Operating Expense (Att List)                                                                                               0
18. Interest Expense                                                                                                               0
19. Depreciation / Depletion                                                                                                       0
20. Amortization                                                                                                                   0
21. Other (Attach List)                                                                                                            0
22. Net Other Income & Expenses                                               0                                                    0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                              0
24. U.S. Trustee Fees                                                                                                              0
25. Other (Attach List)                                                                                                            0
26. Total Reorganization Expenses                                             0                                                    0
27. Income Tax                                                                                                                     0
28. Net Profit (Loss)                                                         0                                                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:      401-40787-BJH-11

CASH RECEIPTS AND                      MONTH                             QUARTER
DISBURSEMENTS                         APR-02      MONTH      MONTH        TOTAL
-------------                        --------     -----      -----       -------
1.  Cash - Beginning Of Month                                                 0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                              0
4.  Post Petition                                                             0
5.  Total Operating Receipts                0                                 0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                            0
7.  Sale of Assets                                                            0
8.  Other (Attach List)                                                       0
9.  Total Non-Operating Receipts            0                                 0
10. Total Receipts                          0                                 0
11. Total Cash Available                    0                                 0

OPERATING DISBURSEMENTS

12. Net Payroll                                                               0
13. Payroll Taxes Paid                                                        0
14. Sales, Use & Other Taxes Paid                                             0
15. Secured / Rental / Leases                                                 0
16. Utilities                                                                 0
17. Insurance                                                                 0
18. Inventory Purchases                                                       0
19. Vehicle Expenses                                                          0
20. Travel                                                                    0
21. Entertainment                                                             0
22. Repairs & Maintenance                                                     0
23. Supplies                                                                  0
24. Advertising                                                               0
25. Other (Attach List)                                                       0
26. Total Operating Disbursements           0                                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                         0
28. U.S. Trustee Fees                                                         0
29. Other (Attach List)                                                       0
30. Total Reorganization Expenses           0                                 0
31. Total Disbursements                     0                                 0
32. Net Cash Flow                           0                                 0
33. Cash - End of Month                     0                                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:      401-40787-BJH-11

                                            SCHEDULED          MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT           APR-02          MONTH       MONTH
-------------------------                   ---------         ------          -----       ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                       0                0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                       0                0

AGING OF POST PETITION                                        MONTH:    April-02
TAXES AND PAYABLES                                                  ------------

                                     0 - 30       31 - 60       61 - 90       91 +
TAXES PAYABLE                         DAYS         DAYS          DAYS         DAYS         TOTAL
-------------                       --------     ---------     ---------    -------      --------
1.  Federal                                                                                     0
2.  State                                                                                       0
3.  Local                                                                                       0
4.  Other (Attach List)                                                                         0
5.  Total Taxes Payable                   0              0             0          0             0
6.  Accounts Payable                      0              0             0        393           393

STATUS OF POST PETITION TAXES                                 MONTH:    April-02
                                                                    ------------

                                 BEGINNING TAX        AMOUNT WITHHELD                              ENDING TAX
FEDERAL                           LIABILITY *         AND/OR ACCRUED        (AMOUNT PAID)          LIABILITY
-------                          -------------        ---------------       -------------          ----------
1.  Withholding **                                                                                          0
2.  FICA - Employee **                                                                                      0
3.  FICA - Employer **                                                                                      0
4.  Unemployment                                                                                            0
5.  Income                                                                                                  0
6.  Other (Attach List)                                                                                     0
7.  Total Federal Taxes                    0                     0                   0                      0

STATE AND LOCAL

8.  Withholding                                                                                             0
9.  Sales                                                                                                   0
10. Excise                                                                                                  0
11. Unemployment                                                                                            0
12. Real Property                                                                                           0
13. Personal Property                                                                                       0
14. Other (Attach List)                                                                                     0
15. Total State And Local                  0                     0                   0                      0
16. Total Taxes                            0                     0                   0                      0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:      401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   April-02
                                                                   -------------

BANK RECONCILIATIONS                         Account # 1            Account # 2
--------------------                        --------------         -------------
A.  BANK:                                                                                Other Accounts
B.  ACCOUNT NUMBER:                                                                      (Attach List)            TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                       0
2.  Add: Total Deposits Not Credited                                                                                 0
3.  Subtract: Outstanding Checks                                                                                     0
4.  Other Reconciling Items                                                                                          0
5.  Month End Balance Per Books                          0                     0                      0              0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                                DATE                 TYPE OF
BANK, ACCOUNT NAME & NUMBER                  OF PURCHASE            INSTRUMENT           PURCHASE PRICE       CURRENT VALUE
---------------------------                  -----------            ----------           --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                0               0

CASH

12. Currency On Hand                                                                                                 0
13. Total Cash - End of Month                                                                                        0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:      401-40787-BJH-11
                                                                MONTH:  April-02
                                                                        --------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF                AMOUNT             TOTAL PAID
              NAME                   PAYMENT                 PAID               TO DATE
              ----                   -------                ------             ----------

1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Insiders                                                      0                     0

                                  PROFESSIONALS

                                    DATE OF
                                   COURT ORDER                                                              TOTAL
                                   AUTHORIZING          AMOUNT            AMOUNT         TOTAL PAID        INCURRED
              NAME                  PAYMENT            APPROVED            PAID           TO DATE         & UNPAID *
              ----                 -----------         --------          -------         ----------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                             0                 0               0                  0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                SCHEDULED      AMOUNTS       TOTAL
                                 MONTHLY        PAID        UNPAID
                                PAYMENTS       DURING        POST
NAME OF CREDITOR                   DUE          MONTH      PETITION
----------------                ---------      -------     --------
1.  Bank of America                     0             0    13,768,129
2.
3.
4.
5.  (Attach List)
6.  TOTAL                               0             0    13,768,129

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:      401-40787-BJH-11                               MONTH: April-02
                                                                        --------

QUESTIONNAIRE

                                                                                                                       YES       NO
                                                                                                                       ---       --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                         X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                     X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                       X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                                X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                      X

6.  Are any Post Petition Payroll Taxes past due?                                                                                 X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                                 X

8.  Are any Post Petition Real Estate Taxes past due?                                                                             X

9.  Are any other Post Petition Taxes past due?                                                                                   X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                   X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                            X

12. Are any wage payments past due?                                                                                               X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                                                       YES       NO
                                                                                                                       ---       --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                     X

2.  Are all premium payments paid current?                                                                              X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

                                                                                                                 PAYMENT AMOUNT &
 TYPE OF POLICY                     CARRIER                                   PERIOD COVERED                        FREQUENCY
 --------------                    ---------                                  --------------                     ----------------
General Liability               Aon Risk Services                             3/1/02-9/1/02                  Semi-Annual     $98,598
D&O Liability                   Great American Insurance                   11/1/2001-10/31/2004              Annual          $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40787-BJH-11                         ACCRUAL BASIS

                                                           MONTH:       April-02
                                                                 ---------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER       FOOTNOTE / EXPLANATION
-------     -----------       ----------------------
  1              24           The direct charges to equity are due to the
  1              32           secured debt reductions pursuant to sales of Kevco
                              Manufacturing, L.P.'s operating divisions, the
                              sale of the South Region of Kevco Distribution, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (See Footnote 1,27A); therefore,
                              the secured debt is reflected as a liability on
                              all of the Kevco entities. The charge to equity is
                              simply an adjustment to the balance sheet.

  1              27A          Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                              401-40785-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), and Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11).